EXHIBIT 10.106

                               GENERAL ASSIGNMENT

                                   JACK BATES

     THIS GENERAL ASSIGNMENT (this "Assignment") is made the 28th day of November, 1995 by READING & BATES DRILLING CO., a corporation incorporated in and under the laws of the State of Oklahoma, with its office at 901 Threadneedle, Suite 200, Houston, Texas 77079 (the "Assignor"), in favor of CHRISTIANIA BANK OG KREDITKASSE, a Norwegian banking corporation, acting through its New York branch at 11 West 42nd Street, 7th Floor, New York, New York 10036 as Agent for the Lenders referred to below (the "Assignee");

                                    Recitals

     (A) The Assignor is the sole owner of the whole of the semi-submersible drilling unit JACK BATES (the "Rig"), Official No. D906283, of approximately 19928 gross registered tons, documented in the name of the Assignor under the laws and flag of the United States at the port of Houston, Texas;

     (B) By a Credit Facility Agreement dated as of November 16, 1995, as the same may be amended or supplemented from time to time (the "Credit Agreement"), among (i) the Assignor and Reading & Bates Exploration Co., an Oklahoma corporation, as joint and several borrowers (collectively, the "Borrowers"), (ii) Reading & Bates Corporation, as guarantor, (iii) the lenders referred to therein (the "Lenders") and (iv) the Assignee, as agent for the Lenders, the Lenders have agreed to make available to the Borrowers (i) a reducing revolving credit facility in the principal amount of Forty-Five Million United States Dollars (U.S.$45,000,000) (the "Revolving Credit Facility") and (ii) a Standby Letter of Credit Facility in an aggregate amount not to exceed Ten Million United States Dollars (U.S. $10,000,000) (the "Standby Letter of Credit Facility", and together with the Revolving Credit Facility, collectively the "Credit Facility").

     (C) It is a condition precedent, among others, to making the Credit Facility available to the Borrowers under the Credit Agreement that the Assignor execute and deliver this Assignment to the Assignee as partial security for amounts advanced under the Credit Facility and all other sums payable or to become payable by the Assignor under or arising from the Credit Agreement, the Note and the Security Documents (as such terms are defined in the Credit Agreement).

     In consideration of the recitals prescribed above, the premises contained herein and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Assignor, and in order to induce the Lenders to make the Credit Facility available to the Borrowers:

     1. The Assignor, as legal and beneficial owner, hereby assigns, transfers and sets over unto the Assignee for the benefit of the Assignee and its successors and assigns, and hereby grants the Assignee a security interest in, all of the Assignor's right, title and interest in and to:
  (i) the earnings of the Rig from any source; (ii) all moneys or other compensation payable by reason of requisition of title or for hire or other compulsory acquisition of the Rig; and (iii) all proceeds of the foregoing. As used herein, "earnings" in (i) means:

           (a) all charterhire and other moneys and rights and claims to moneys;

           (b) all the Assignor's right, title and interest to and in any moneys whatsoever payable to the Assignor under any bareboat or time charter, drilling contract, or other contract for the use or employment of the Rig, and all other rights and benefits whatsoever accruing to the Assignor thereunder, including (but without prejudice to the generality of the foregoing) all claims for damages for any breach by any charterer or other party thereto of any such bareboat or time charter, contract of affreightment, or other contract for the use or employment of the Rig; and

           (c) all freights (if any), passage moneys (if any), hire moneys (if any), compensation (if any) payable to the Assignor in the event of the requisition of the Rig for hire, remuneration for salvage and towage services (if any), demurrage and detention moneys (if any), and any other earnings whatsoever due or to become due to the Assignor.

      2.    The Assignor hereby represents, warrants and undertakes that:

           (a)   notice of this  Assignment in  the form attached  hereto as
                 Exhibit 1 will be promptly delivered upon the occurrence of an Event of Default as defined in Clause 11 of the Credit Agreement to any charterer of the Rig; and

           (b) upon the occurrence of an Event of Default as defined in Clause 11 of the Credit Agreement, it will use its good faith efforts to cause any charterer to execute a Consent and Agreement to this Assignment in the form attached hereto as Exhibit 2 and deliver such Consent and Agreement to the Assignee.

     3. All earnings of the Rig assigned hereby shall be payable to the Earnings Account (as defined in the Credit Agreement) in accordance with and subject to Clause 13 of the Credit Agreement.

     4.    The  Assignor   hereby  undertakes  that,   notwithstanding  this
  Assignment, it shall punctually perform all its obligations under all charters and contracts pertaining to the Rig.

     5. It is hereby expressly agreed that, anything contained herein to the contrary notwithstanding, the Assignor shall remain liable under all charters and contracts pertaining to the Rig to perform the obligations assumed by it thereunder, and the Assignee shall have no obligation or liability of any nature whatsoever under any such charter or contract by reason of, or arising out of, this Assignment, nor shall the Assignee be required to assume or be obligated in any manner to perform or fulfill any obligation of the Assignor under or pursuant to any such charter or contract or to make any payment or make any inquiry as to the nature or sufficiency of any payment received by the Assignee, or, unless and until indemnified to its satisfaction, to present or file any claim or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder or pursuant hereto at any time or times.

     6. The Assignor shall promptly notify the Assignee in writing of the commencement and termination of any period during which the Rig may be requisitioned.

     7. The Assignor hereby further covenants and undertakes promptly to furnish the Assignee with all such information as it may from time to time reasonably require regarding the employment, position and engagements of the Rig.

     8. The Assignor hereby warrants and represents that it has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Assignment shall remain in effect, any of its right, title or interest in the whole or any part of the moneys and claims hereby assigned, to anyone other than the Assignee, and it will not take or omit to take any action, the taking or omission of which might result in a material alteration or impairment of the rights hereby assigned or any of the rights created in this Assignment.

     9. The Assignor does hereby appoint and constitute the Assignee as the Assignor's true and lawful attorney-in-fact with full power (in the name of the Assignor or otherwise), to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys assigned hereby, to endorse any checks or other instruments or orders in connection therewith, to file any claims or take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises and to file, without the signature of the Assignor, any and all Uniform Commercial Code financing statements or renewals thereof arising from this Assignment which the Assignee may deem to be necessary or advisable in order to perfect or maintain the security interest granted hereby. Such appointment of the Assignee as attorney-in-fact is irrevocable and coupled with an interest.

     10. The Assignee shall not be required to make any inquiry as to the nature or sufficiency of any payment received by the Assignee, or, unless and until indemnified to its satisfaction, to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder or pursuant hereto at any time or times.

     11. All moneys collected or received by the Assignee pursuant to this Assignment shall be dealt with as provided in the Credit Agreement and the Mortgage (as defined in the Credit Agreement) relating to the Rig.

     12. Each and every right, power and remedy given herein or in the Credit Agreement or in the Security Documents to the Assignee shall be cumulative and shall be in addition to every other right, power and remedy of the Assignee now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Assignee, and the exercise or the commencement of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Assignee in the exercise of any right or power in the pursuance of any remedy accruing upon any breach or default by the Assignor shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Assignee of any security or of any payment of or on account of any of the amounts due from the Assignor to the Assignee and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right to take advantage of any future breach or default or of any past breach or default not completely cured thereby.

     13. If any provision of this Assignment shall at any time for any reason be declared or decided to be invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Assignment, or the validity of this Assignment as a whole. In the event that by reason of any law or regulation in force or to become in force, or by reason of a ruling of any court of competent jurisdiction, or by any other reason whatsoever, this Assignment is rendered either wholly or partly defective, the Assignor shall furnish the Assignee with an alternative assignment or security and do all such other acts as are reasonably required in order to ensure and give effect to the full intent of this Assignment.

     14. It is declared and agreed that the security created by this Assignment shall be held by the Assignee as a continuing security for the payment of all moneys which may at any time and from time to time be or become payable by the Assignor under the Credit Agreement, the Note and the Security Documents and that the security so created shall not be satisfied by an intermediate payment or satisfaction of any part of the amount hereby secured and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Assignee for all or any part of the moneys hereby secured.

     15. If the Assignor shall pay and discharge, or shall cause to be paid and discharged, the principal of and interest on the Credit Facility and shall pay or cause to be paid all other sums payable by it under or arising from the Credit Agreement, the Note and the Security Documents, all the rights, title and interests herein assigned shall revert to the Assignor, without further act on the part of the Assignor, the Assignee or the Agent (except such execution and filing of termination statements, releases, or like instruments as may be reasonably required to terminate this Assignment as a mater of public record), and this Assignment shall terminate.

     16. Whenever in this Assignment reference is made to any person, such reference shall be deemed to include the successors and assigns of such person.

     17. Notices and other communications hereunder shall be sent by telex or telecopy and confirmed by certified mail (by airmail, if international) as follows:

  If to the Assignor -        c/o Reading & Bates Corporation
                              901 Threadneedle
                              Suite 200
                              Houston, Texas  77079
                              Telefacsimile No.:  (713) 496-0285

                              Attention:  Chief Financial Officer

  If to the Assignee -        Christiania  Bank  og  Kreditkasse,
                              acting through its New York branch
                              11 West 42nd Street, 7th Floor
                              New York, New York 10036
                              Telex No.: 824277 CBNY UF
                              Telefacsimile No.: (212) 827-4888

                              Attention:  Loan Administration


  With a copy to:
                              Watson, Farley & Williams
                              380 Madison Avenue
                              New York, New York  10017
                              Telex No.:  6790626 WFW NY
                              Telefacsimile No.:  (212) 922-1512
                              Attention:  John S. Osborne, Jr., Esq.

     Every notice or demand shall, except so far as otherwise expressly provided by this Agreement, be deemed to have been received in the case of a telex or telefacsimile with confirmed answerback at the time of dispatch thereof (provided that if the date of dispatch is not a business day in the locality of the party to whom such notice or demand is sent it shall be deemed to have been received on the next following business day in such locality), in the case of a letter delivered by hand at the time of delivery, and in the case of a letter delivered by mail on the expiration of the fifth (5th) business day after the same is put into the mail.

     18. This Assignment shall be deemed to be a contract under the substantive laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said state, without reference to principles of conflicts of law.

     IN WITNESS WHEREOF, the Assignor has caused this Assignment to be executed as of the day and year first above written.

                                                READING & BATES DRILLING CO.

                                                By ________________________
                                                   Its:

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                                Exhibit 1
                                   to
                           General Assignment

                           NOTICE OF ASSIGNMENT

  TO:

  TAKE NOTICE THAT:

      By a General Assignment dated the ____ day of November, 1995 made by us to Christiania Bank og Kreditkasse, acting through its New York Branch, as agent (the "Assignee"), and relating to the United States flag vessel JACK BATES (the "Rig"), we have assigned to the Assignee as from the date thereof all our right, title and interest in and to any moneys whatsoever payable to us under that certain [Charter Contract] dated as of ____________, 199__ (the "Contract") between yourselves and the undersigned concerning the Rig, as the Contract may at any time be amended or supplemented, and all other rights and benefits whatsoever accruing to us which arise or may arise from the operation of the Rig under the Contract including (but without prejudice to the generality of the foregoing) all claims for damages for any breach of the Contract by you, provided that you shall pay all proceeds due us under the Contract to the account in the joint names of the undersigned and Reading & Bates Exploration Co. with Christiania Bank og Kreditkasse, Grand Cayman Branch, Account No. 4062660601, until you are otherwise notified by the Assignee. Upon receipt of such notice in writing, you are authorized and instructed to pay to the Assignee as from the date thereof all such moneys as you may be or become liable to pay under the Contract to such account as the Assignee may direct.

  DATED THIS      day of            , 199__.

                                                READING & BATES DRILLING CO.


                                                By ________________________
                                                            Its:

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                                  Exhibit 2
                                     to
                             General Assignment

                            CONSENT AND AGREEMENT

  The undersigned, [                             ], a  party to the Contract
  to which the Notice of Assignment delivered pursuant to the foregoing Assignment refers (terms defined in the Assignment are used herein with the same meaning), in consideration of the sum of one dollar ($1.00) lawful money of the United States of America and other good and valuable consideration, paid by Christiania Bank og Kreditkasse, acting through its New York Branch, as agent (the "Assignee"), the receipt of which is hereby acknowledged, hereby acknowledges notice of and consents and agrees to the foregoing Assignment and to all of the terms thereof and agrees that: (1) upon receipt of written notice from the Assignee it will make payment directly to such account as the Assignee may direct, of all moneys due and to become due from it under the Contract until receipt of written notice from the Assignee that all obligations to the Lenders secured by said Assignment have been paid in full; and (2) any such payment shall be final and the undersigned will not seek to recover from the Assignee for any reason whatsoever any moneys paid by the undersigned to the Assignee by virtue of the foregoing Assignment and this Consent and Agreement but this shall not prevent the set off or credit against or deduction from any moneys payable to the Assignee by virtue of said Assignment of amounts owing to the undersigned by Reading & Bates Drilling Co. under the Contract.

  [                                ], as charterer, confirms and agrees that
  the Contract is in full force and effect and is enforceable in accordance with its terms and the Assignor is not in default thereunder.

  This Consent and Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to principles of conflicts of law.

  Dated:   ______________, 199__

                                          [                             ]

                                          By

                                             Its: